Income Taxes	6 Months Ended
Jun. 30, 2012
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 4–INCOME TAXES

As of June 30, 2012, the Company had a net operating loss carry forward of $2,100 that may be available to reduce future years’ taxable income through 2032.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences for the periods presented are as follows:

As of June 30, 2012
Deferred tax assets:
Net operating tax carry-forwards	$2,100

Gross deferred tax asset	2,100
Valuation allowance	(2,100)
Net deferred tax assets	$-

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.